

ADVANCED AIR SOLUTIONS

AIRO GROUP HOLDINGS, INC.

May 2023

Disclaimer

About this Presentation

This presentation relates to a proposed business combination (the "Business Combination") between AIRO Group Holdings, Inc. (the "Company") and Kernel Group Holdings, Inc. ("Kernel"). As a result of the Business Combination, AIRO Group, Inc. ("ParentCo"), will be the holding company of both the Company and Kernel. The information contained herein does not purport to be all-inclusive, is preliminary and subject to change, and such changes may be material. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Kernel, ParentCo or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, ParentCo intends to file a registration statement on Form S-4 that will include a preliminary proxy statement to be distributed to stockholders of Kernel in connection with Kernel's solicitation of proxies for the vote by its stockholders with respect to the Business Combination. After the registration statement has been filed and declared effective by the SEC, Kernel will mail a definitive proxy statement / prospectus to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the proxy statement. ParentCo or Kernel may also file other documents with the SEC regarding the Business Combination. Before making any investment or voting decision, stockholders and other interested persons are advised to read, when available, the registration statement and preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with Kernel's solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the Business Combination because these materials will contain important information about the Company, Kernel, ParentCo and the Business Combination. Stockholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC's website at www.sec.gov, or by directing a request to: Kernel Group Holdings, Inc., 515 Madison Avenue, 8th Floor - Suite 8078, New York, New York 10022.

Participants in the Solicitation

The Company and Kernel and their respective directors and officers may be deemed participants in the solicitation of proxies of Kernel's stockholders in connection with the Business Combination. Kernel's stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company and Kernel at the Company's website at https://theairogroup.com/, or in Kernel's Annual Report on Form 10-K, filed with the SEC on March 29, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Kernel's stockholders in connection with the Business Combination will be set forth in the proxy statement / prospectus for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement / prospectus filed with the SEC in connection with the Business Combination.

Disclaimer

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect current views of the Company, Kernel or ParentCo with respect to, among other things, operations and financial performance. Forward-looking statements may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek," "foreseeable" and similar terms and phrases in this presentation. Forward-looking statements contained in this presentation are based on the management's current expectations and are subject to changes in circumstances and other risks and uncertainties. The Company, Kernel or ParentCo cannot assure you that future developments affecting the Company, Kernel or ParentCo will be those that the Company, Kernel or ParentCo have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of the Company, Kernel and ParentCo. Any forward-looking statement made by the Company, Kernel or ParentCo in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for the Company, Kernel or ParentCo to predict all of them. The Company, Kernel and ParentCo may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions the Company, Kernel or ParentCo may make. The Company, Kernel or ParentCo undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Notice to Investors

The information set forth in this presentation has been prepared for informational purposes and does not constitute any offer to sell or the solicitation of an offer to buy any of the Company's securities, nor will there be any sales of the Company's securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, or until a binding commitment to enter into a definitive agreement has been made. The Company expressly disclaims all liability relating to the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. The delivery of this presentation and the information contained herein shall not create any liability or obligation whatsoever for the Company. No representations or warranties are made by the Company or any of the Company's affiliates as to the accuracy or completeness of any statements contained in this presentation or any additional materials. This presentation should not be considered as a recommendation by the Company or any of the Company's agents to acquire any securities or to enter into any transaction. This presentation may include material non-public information and by accepting delivery of this presentation, you agree to comply with all applicable laws and regulations with respect to the use of any such information. You acknowledge that you are aware that the applicable securities laws prohibit any person who has material, non-public information from purchasing or selling securities in reliance on such information or from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such other person or entity is likely to purchase or sell such securities in reliance on such information. This presentation shall neither be deemed an indication of the state of affairs of the Company's business nor constitute an indication that there has been no change in the Company's business affairs since the date hereof or since the dates as of which information is given in this presentation. In furnishing this presentation, the Company undertakes no obligation to provide the recipient with access to any additional evaluation materials or to update the information contained herein.

Disclaimer

Industry and Market Data

In this presentation, the Company, Kernel and ParentCo rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. However, the Company, Kernel and ParentCo have not independently verified the accuracy or completeness of any such third-party information. The recipient is cautioned not to give undue weight to such industry and market data.

Trademarks, Trade Names and Service Marks

This presentation includes trademarks, trade names and service marks that the Company either owns or licenses, which are protected under applicable intellectual property laws. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, rights or the right of the applicable licensor to these trademarks, trade names and service marks. This presentation may also contain trademarks, trade names and service marks of other parties, and the Company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the Company by, these other parties.

The AIRO Group Overview

AIRO Group Holdings, Inc. ("The AIRO Group," "AIRO" or the "Company") leverages decades of industry expertise to offer a sector-leading enterprise providing innovative aerospace, urban air mobility, and UAS products and services

The founding of **The AIRO Group** ("AIRO") dates back to 2005 with the formation of Agile Defense. AIRO was formed to serve as an operating company, acquiring and integrating six **leading aerospace companies – Aspen, Sky-Watch, Jaunt, Coastal Defense, AIRO Drone, and Agile Defense -** organized in four key divisions. All acquisitions were completed by 2022.

AIRO's Positioning

AIRO is a mid-tier aerospace and defense (A&D) Group with the breadth and depth of **differentiated technologies** and **executive talent** to successfully lead the industry's dynamic transformation by bringing together six well-positioned companies led by a world class management team to create **one cohesive platform** with **four divisions.** AIRO's business combination with Kernel Group Holdings, Inc. was announced March 3, 2023, and upon closing of such transaction (anticipated Q3 2023), AIRO is expected to trade on Nasdaq under the ticker "AIRO."

The AIRO Group leverages its unique position as a newly integrated Mid-Cap company focused on disruptive technologies to address global opportunities through achieved operational synergies and additional future acquisitions of similarly disruptive technology and aerospace service companies.



Uncrewed Air Systems: UAS platforms and services used for civilian/commercial and military applications. Areas of application include: reconnaissance, attack, surveillance, inspection, weather analysis, datacom VPN services, and healthcare



Training: Professional aviation training for clients within wider A&D sector. Areas of application include: entry level civilian pilot training; military adversary air, civilian and military training aircraft leasing, and customer specific training solutions or aviation consulting services



Advanced Avionics: Highly critical electronic systems used in aircraft. Areas of application include: communications, navigation, monitoring, flight-control system, AI, collision-avoidance systems, radar, and electro-optics



Electric Air Mobility: Urban transport systems that move passengers or cargo by air in urban/suburban areas. eVTOL (electric Vertical Take Off & Landing) aircraft are expected to be used for fixed route flights, on-demand trips, and military operations

The AIRO Group Vision

The AIRO Group utilizes its differentiated technologies to effectively address high growth markets across Aviation and Aerospace

Vision

AIRO is a multi-faceted air mobility, autonomy & aerospace platform with differentiated technologies and capabilities that dynamically address high growth market trends across the Aviation & Aerospace ecosystem

AIRO's Key Value Drivers

Diversified Product Portfolio, ranging from mature product offerings to innovative, growth solutions with ideal customer mix of civilian & military

International Footprint, with exposure to stable developed countries and high-growth developing economies

Achievable Operational and Product Synergies, through and between almost every AIRO offering

Exceptional Growth Opportunities, through new customer segments, expanded geographic coverage & an extended product & service portfolio

AIRO: Executive Management Team

Our Executive Leadership Team has over 150 years of combined operating experience in the aerospace and defense markets

AIRO Management



Joe Burns | CEO

- 35-year veteran of the aviation, technology, and communications industries
- Former executive experience at United Airlines, Sprint, Ericsson, ATNSI, and Sensurion Aerospace



Dr. Chirinjeev Kathuria
Executive Chairman

- Indian-American entrepreneur, investor, and physician
- Co-founder of several publicly traded companies
- BS & MD, Brown University; MBA Stanford University



John Uczekaj | President & COO

- Over 35 years in the avionics industry
- Former experience at Boeing, Honeywell, and Sperry
- Inducted into the Living Legends of Aviation



Jennifer Frierson
VP and Corporate Controller

- Certified Public Accountant
- 17 years of experience including Big-4, Public Company and SPAC

Division Management



Electric Air Mobility
Martin Peryea | SVP General Manager

- 30+ years of aviation experience successfully implementing lean production systems and leading cross-functional teams
- Held senior management positions at Triumph Aerospace Structures and Bell Helicopter



Uncrewed Air Systems
Pramod Raheja | SVP General Manager

- Current CEO Airgility
- MIT Masters Graduate and Founders Institute
- UAL Airbus Captain
- 30-year veteran of the aviation industry with extensive operations experience



Advanced Avionics
Dan O'Donnell | SVP General Manager

- Former director at JetBlue
- Former Director, Flight Operations Technology and Strategy at United Airlines
- 25-year veteran of the aviation industry with extensive operations experience



Training
Chris Levy| SVP General Manager

- USAF Colonel, retired
- Lead USAF Air Combat Command
- Responsible for USAF Fighter Training
- 37-year veteran of the aviation industry with extensive operations experience
- FAR Part 91 and 141 Training experience
- Type rated in A320, B767, B777

Kernel: Executive Management Team

About Kernel Group Holdings, Inc.

Purpose

- Kernel Group is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses

Focus

- Public/private market investing experience and operational knowledge to bring real added value benefits to the target, including strong access to transformative technologies
- Ability to step into management roles and/or operational support, if needed

Experienced Team

- Team with a diverse background able to source, evaluate and transact with potential targets
- Substantial experience investing in as well as operating businesses in multiple sectors
- Significant long-term track record in creatively structuring transactions to unlock and maximize value

Business Combination Agreement with AIRO Group signed March 3, 2023

Management Team



Suren Ajjarapu

Chairman and Chief Executive Officer

- 25+ years of experience in growing novel technology-based companies
- Previously CEO of Aesther Healthcare Acquisition Corp (Nasdaq: AEHA) – Now Ocean Biomedical, Inc. (Nasdaq: OCEA)
- CEO of TRxADE Health, Inc. (Nasdaq: MEDS)
- Director of OceanTech Acquisitions I Corp. (Nasdaq: OTECU)

AEMETIS
AESTHER HEALTHCARE
TRADE X



Howard Doss

Chief Financial Officer

- Long career as a financial executive and accountant
- Previously CFO of Aesther Healthcare Acquisition Corp (Nasdaq: AEHA) – Now Ocean Biomedical, Inc. (Nasdaq: OCEA)
- Previously CFO of TRxADE Health, Inc. (Nasdaq: MEDS)

FRANKLIN TEMPLETON
AESTHER HEALTHCARE
TRADE X

Company Divisions

AIRO is a multi-faceted air mobility, autonomy & aerospace platform with differentiated technologies and capabilities that dynamically address high growth market trends across the entire Aviation & Aerospace ecosystem

Uncrewed Air Systems



- The UAS Drones division provides professional UAS platforms and services often used within civilian and military applications
- Areas of application include
  - Reconnaissance, attack and surveillance, inspection and weather analysis
- The total addressable market for UAS is projected to increase to ~$108B by 2035[1]

Training



- The Training division provides professional training services within both civilian and military sectors
- Areas of application include
  - Civil pilot training, military adversary air training services, aircraft leasing, global aviation consulting services
- The total addressable market for Training is projected to increase to ~$2B by 2024[1]

Value-Add Drone Services

Extensive Civil and Military Reach

THE AIRO GROUP

Mission-Critical Technologies

Innovative Aircraft

Advanced Avionics

- The Advanced Avionics division provides electronic systems used on aircraft
- Avionics Platform for Electric Air Mobility
- Communications, navigation, monitoring, flight-control systems, AI, collision-avoidance systems, radar or electro-optics
- The total addressable market for Advanced Avionics is projected to increase to ~$90B by 2030[1]



Electric Air Mobility



- The Electric Air Mobility division will provide both passenger transportation and cargo transportation services
- Areas of application include:
  - Scheduled air transit, automation of intra-logistics, cargo delivery, supply of medical goods, and military missions
- The total addressable market for eVTOL and Cargo Transport is projected to increase to ~$30B by 2030[1]

Key Differentiators

Innovative Technologies

Strong addressable market trends in UAS, eVTOL, Avionics

Green Technology base

(1) Roland Berger proprietary market analysis, 2021

Key Investment Highlights

1. Differentiated and diversified portfolio of aerospace and defense – well aligned with attractive high growth aerospace and defense markets
2. Advanced and proprietary technologies, including in aerial autonomy, drone services, avionics, and urban air mobility
3. Significant revenue and operational synergies for products and engineering between the divisions
4. Highly experienced management team
5. Longstanding relationships with strong customer portfolio
6. Positioned for accelerated growth as a public company

Uncrewed Air Systems (UAS) Division

AIRO Group is well positioned to leverage its UAS Division to capitalize on the rapidly growing addressable Aviation & Aerospace market



Drones – Reliance on unmanned drones within the military and civilian markets expected to continue to expand. Company has sold a significant number of RQ-35 Drones to NATO countries in support of Ukraine and has an extensive order backlog.



Drones as a Service – Around the world, opportunities for the use of unmanned drones are expanding, including mapping, surveying, inspection, localization, and many others. All DaaS services utilize A.I.



Cargo Delivery – There are numerous opportunities to shift autonomous cargo drone systems to expand the reach of air freight transportation, final mile delivery and parcel delivery under existing beyond the visual line of sight (BVLOS) rules.



AIRO_LINK – A data centric mesh network to support the increasing drone flights performed in BVLOS

Total Addressable Market[1]

$108B+

Global Drone Market By 2035

$44B+

Global Drone Delivery Market By 2035

~9%+

Drone Market Annual Growth Through 2035

(1) Roland Berger proprietary market analysis, 2021

AIRO

Uncrewed Air Systems - Drones

Commercial and Military UAS



- **RQ-35 Heidrun** is a battle-proven, fixed wing mini UAV for Low Altitude Close Range (LACR) Intelligence, Surveillance, Reconnaissance missions
- In service in the Ukraine conflict
- Purchased by multiple NATO countries
- Remote EO/IR Observation platform with 100 minute flight time
- Wingspan 1.650 meter, Takeoff weight 2.3kg



- **DS-1 Minotaur** is an Autonomous Quadcopter Drone with Mission Ready Solutions
- AI-enabled, fully autonomous for ISR missions and infrastructure inspections in GPS/RF denied environments
- Purchased by US Government
- Remote EO/IR Observation platform with 24 minute flight time
- 0.48M length, Takeoff weight 1.7kg

Drones as a Service



- Extensive experience in UAS infrastructure inspections for fortune 500 companies
- Flat fee charged per day for UAS, Pilot, Observer on-site
- Real-time AI allows for imagery and data to be processed real time and delivered to companies via multiple web-services platforms
- Significant cost savings over traditional methods such as manned and helicopters

Cargo Operations



- Deliveries of critical/time sensitive products and supplies such as medical (bloods, medicine, radiologicals), factory parts, etc..
- Demonstrated worldwide need for service - current FAA, TC, CAA, DGAC, EASA regulations all allow for this type of delivery
- Larger deliveries to be performed by our Jaunt Journey scaled platform

AIRO_LINK – Providing Drone and Aviation VPN technology

AIRO_Link Offering

- Significant need for a datacom network environment for UAS and UAM operations - analogous to Airline and Business Aviation ACARS Networks
- Today's current BVLOS network requires visual operations for all phases of flight. Airo_Link can provide this communications network piece to enable the operation without the need for the individual flight operator to set up own VPN.
- Uses existing 5G/4G network layer with encrypted connectivity to TCP/IP hosts
- Allows operator to stream real-time video (EO/IR), photos, and other sensor data to operator, vs today's current SD "sneakernet" from drone to operator's internet connected network device
- Very low cost for operator on a subscription basis
- Second phase of project to directly fly/control UAS from mobile device
- Adds significant safety margin to UAM operations
- First Phase currently being developed with planned completion by Year 2, Second Phase to be completed by end of Year 3

AIRO_Link Network



LEO Satellites
Iridium NEXT LEO
STARLINK/Other Internet Host
UTM
AIRONET
UTM & AIRONET GND HOST
2
Fixed wing drone
1
Electric Air Mobility
3
Tether Drone
Warehouses
Drone/Avionics Manufacturing
4G/5G
CARGO
6
4G/5G
Training Aircraft
4
DaaS
Vertiport
Fixed wing drone
AIRPORT
AIRONET and UTM
4G/5G
CITY
5
AIRONET and UTM PROCESSOR
LOCAL ATC ASP UTM HOSTS

1. EAM Tracking & Flight Following
2. Drone Tracking, Mapping, & Real Time Sensor Streaming
3. Real Time EO/IR & Sensor Streaming
4. Vertiport Ramp Control Streaming
5. Ops Center Control (C2)
6. Commercial 4G/5G Data Cloud Service Net

Training Division – *Addressing Global Pilot Shortages*

Our Training Division is addressing the need for new pilots as well as assisting military requirements at a very cost-effective rate

Pilot Shortage

- Massive Pilot shortage is impacting all aspects of Air Travel and categories of aircraft with major airlines harvesting all other levels of aviation from general aviation, corporate, regionals[1]
- This is expected to be a long-term problem for the industry
- Increasing pilot shortage should allow training experts to absorb industry growth
- Over 600k new pilots need to be trained by 2040[1]
- Introduction of the Urban Air Mobility (EVTOL) industry expected to require over 60k new pilots by 2028[1]
- We are implementing FAR 141 certificated flight school. Future growth to expand through additional flight school and aircraft acquisitions
- We have access to large group of Certified Flight Instructors
- We will train Airline, UAM, and drone pilots



Military Training



- We are an approved, mandated participant in the US DoD program offering up to $8.4B+ Indefinite Delivery/Indefinite Quantity training opportunities through 2024, and extendable until 2029.
- Primarily Close Air Support (CAS) training
- Current demand outstrips supply of military training providers
- As fleet size increases, ability to bid for more flight time increase

Our extensive experience

U.S. AIR FORCE

MARINES THE FEW. THE PROUD.

UNITED AIRLINES

- Industry leading and FAA experienced management team
- Tens of thousands of flight hours
- Former Senior USAF Officers in leadership positions
- Former Senior Airline Flight Ops Executives
- Strategic relationships with DOD officials
- Large network of current and recent Air Force, Navy, and Marine Corps pilots

(1) McKinsey Flight Crew Model, CAE Airline and Business Jet Pilot Demand Outlook, 10-year review, 2018 Update, Boeing Pilot and Technician Outlook

Significant Market Tailwinds in Aviation Training Demand

Growing demand across the aviation industry, including Airlines, Urban Air Mobility, and Uncrewed Air Systems will accelerate demand for pilots



2018
Total Number of Pilots:
360,000
Business
55,000
Airline
305,000
Attrition
150,000
Continuing 210,000
Attrition replacement 150,000
Business growth 10,000
UAM growth 60,000
Airline growth 160,000
2028
Total Number of Pilots:
590,000
Business
65,000
UAM
60,000
Airline
465,000

New Personnel Demand (2021 – 2040)

612,000 Pilots

626,000 Technicians

886,000 Cabin Crew Members

Source: McKinsey Flight Crew Model, CAE Airline and Business Jet Pilot Demand Outlook, 10-year review, 2018 Update, Boeing Pilot and Technician Outlook

Advanced Avionics Division

Our Advanced Avionics Division develops affordable, interoperable products, technologies and partnerships that make information from the aviation data stream relevant to users through all phases of the flight cycle. Complete in-house design-certification-manufacturing. **Over 600 FAA certifications** completed.

EVOLUTION FLIGHT DISPLAY SYSTEM

Glass panel Primary Flight Displays and Multi-Function Displays

- ✓ Integrated Display System
- ✓ Worldwide install base of 14,000 aircraft
- ✓ Over 600 aftermarket dealers worldwide
- ✓ Strong line-up of products including autopilot interfaces, interface boxes, synthetic vision, and Angle of Attack (AOA) indicators
- ✓ Multiple cross-selling opportunities across AIRO
- ✓ FAA STCs allow installation on more than 600 different civil aircraft makes/models



CONNECTED PANEL™

Smart bridge between installed avionics systems & aviation apps

- ✓ Applications from General Aviation to Air Transport Category aircraft
- ✓ Versatility of data modes available including Wi-Fi, cellular, and satellite
- ✓ Strong patents
- ✓ Able to receive data from almost any panel-mounted GPS navigator
- ✓ OEM relationships with Pilatus and Honeywell/UPS



NexNav

GPS solutions for manned and unmanned aircraft applications

- ✓ Exclusive global licensed technology acquired in 2015
- ✓ Direct customers include BAE, FreeFlight, Genesys, IS&S, Trig
- ✓ GNSS approved by FAA and other civil aviation authorities for aircraft use
- ✓ Also installed on manned and unmanned military aircraft



Electric Air Mobility (EAM) Division

AIRO is well positioned to leverage its portfolio of leading companies advancing the Aviation & Aerospace market to capitalize on this growing addressable market



Cargo – There are numerous opportunities to develop autonomous cargo aircraft systems to expand the reach of air freight transportation



Electric Passenger Transport – UAM operators may one day have bigger fleets and offer more flights per day than the worlds largest airlines



Emergency Response – Around the world, unmanned aircraft are helping solve the medical industry's most difficult challenges, such as delivering medical supplies



Military – There exists the opportunity to produce a conceptual framework that maximizes the trade space of speed, range, survivability, payload, size, and flexibility to carry out missions across the full spectrum of DoD missions

Total Addressable Market[1]

$115B+
Annual US Market By 2025

$1T+
Addressable Market By 2040

$9T+
Addressable Market By 2050

(1) Aijaz Hussain & David Silver, *Advanced air mobility: Can the United States afford to lose the race?*, Deloitte Insights; MORGAN STANLEY RESEARCH, "eVTOL/Urban AIR Mobility TAM Update: A Slow Take-Off, But Sky's the Limit" (May 6, 2021).

The Jaunt Journey Aircraft

Innovation and advanced technology, combined with AIRO's incredible engineering capabilities, facilitated an aircraft that ties together the best attributes of fixed wing aircraft and rotorcraft, utilizing the most efficient design for vertical take off and landing; a single main rotor[1]

Significant "de-risking" eVTOL advantages over competition:

- ✓ Certification by Transport Canada – expected faster path
- ✓ Manufacturing in Quebec
- ✓ Uses existing CAR 527/529 FAR 27/29 rules
- ✓ Uses our own avionics
- ✓ Unique supplier risk sharing

Rotor And Wing Enable a Safe Landing In Total Power Loss	**Full Fly-By-Wire Flight Control System With Advanced Flight Controls**
Tilting Mast To Maintain a Level, Comfortable Flight Experience	**Advanced Thermoplastic Structural Design**
	Cruise @ 175 MPH Single Pilot, Four Passengers



Safe **Efficient** **Quiet** **Green**

(1) Leishman, J. Gordon, "Principles of Helicopter Aerodynamics", Cambridge University Press, 2nd ed., 2006

Jaunt Canadian Strategy

- Canadian government highly motivated to revitalize the aerospace industry and establish eVTOL global leadership
- Addressing Canada's future sustainable mobility with the adoption of clean (green) technologies
- Securing direct and indirect funding through existing provincial and federal programs
- Prominent Canadian aerospace supply chain and Québec's highly skilled engineering workforce
- Aircraft certification through Transport Canada Civil Aviation (TCCA) and capitalize on TCCA's bilateral agreements with FAA and EASA
- Finalizing an agreement with a large Tier-1 Canadian aerospace company for design and certification services

Jaunt has extensive experience in developing and certifying aircraft in Canada as well as established contacts throughout the government and industry.
Engineering design operations are established in Québec.

Tier 1 Suppliers

- Jaunt Air Mobility has created a collaborative business model
- Key Suppliers defer non-recurring engineering (NRE) cost to post certification
- Technical and cost risk reduction throughout the development program
- Significant technical development risks have already been mitigated

BAE SYSTEMS

Multinational aerospace, and defense company specializing in advance flight controls and battery systems

CAE

Global manufacturer of simulation technologies, pilot training, and aircraft services

QARBON AEROSPACE

Advanced aviation manufacturing in thermoplastic material

ASPEN AVIONICS

Aircraft avionics display systems for commercial aircraft. Development of new interconnect technologies

CRANE AEROSPACE & ELECTRONICS

Design and manufacturing of high-power electrical systems for commercial aviation.

LARSEN & TOUBRO

Global Engineering and Technology Services with worldwide locations.

VERDEGO AERO

Powertrain technologies for the unique design space created by aircraft electrification

Aircraft Orders To Date (through April 2023)[1]



476

orders valued at

$1.14B[2]

Undisclosed Customer	REDWINGS	Vertiko Mobilité	MINTAIR	flapper	WALLE
50	20	71	40	25	20

(1) Orders anticipated based on-binding letters of intent
(2) Not including after market support that would double the revenue associated with the sale

Valuation Comps

Company	Symbol		Market Capitalization (As of March 6, 2023)
Joby Aviation, Inc.	JOBY		$2.85B USD
AeroVironment, Inc.	AVAV		$2.23B USD
EVE Air Mobility	EVEX		$1.72B USD
Vertical Aerospace Ltd	EVTL		$395M USD
Archer Aviation, Inc.	ACHR		$760M USD

Forecast - Revenue

($M)		Year 1	Year 2	Year 3	Year 4
	2022A	2023E	2024E	2025E	2026E
Advanced Avionics LOB					
Total Advanced Avionics Revenue	**$10.0**	**$11.5**	**$18.1**	**$23.3**	**$27.7**
Growth Rate		*15.0%*	*57.6%*	*28.7%*	*18.7%*
Training LOB					
Total Training Revenue	**$4.0**	**$12.6**	**$58.0**	**$153.5**	**$200.2**
Growth Rate		*216.0%*	*358.7%*	*164.8%*	*30.4%*
Commercial Drones LOB					
Total Commercial Drones Revenue	**$4.4**	**$17.9**	**$63.8**	**$175.1**	**$308.2**
Growth Rate		*307.0%*	*255.9%*	*174.6%*	*76.0%*
Electric Air Mobility LOB					
Total Electric Air Mobility Revenue	**$0.5**	**$0.6**	**$1.5**	**$7.0**	**$14.0**
Growth Rate		*10.0%*	*172.7%*	*366.7%*	*100.0%*
AIRO Group Total Revenue	**$18.9**	**$42.6**	**$141.4**	**$358.9**	**$550.1**
Growth Rate		*125.4%*	*231.8%*	*153.9%*	*53.2%*

Forecast – EBITDA

($M)	2022A	Year 1 2023E	Year 2 2024E	Year 3 2025E	Year 4 2026E
Advanced Avionics LOB					
Total Advanced Avionics EBITDA	**($6.4)**	**($3.0)**	**$0.5**	**$2.8**	**$4.1**
Growth Rate		*(52.5%)*	*(116.4%)*	*462.0%*	*47.3%*
Training LOB					
Total Training EBITDA	**($0.9)**	**($2.0)**	**$15.3**	**$63.7**	**$93.1**
Growth Rate		*116.1%*	*(862.7%)*	*315.2%*	*46.2%*
Commercial Drones LOB					
Total Commercial Drones EBITDA	**($1.1)**	**$3.5**	**$21.7**	**$83.5**	**$156.7**
Growth Rate		*(422.4%)*	*528.4%*	*285.3%*	*87.5%*
Electric Air Mobility LOB					
Total Electric Air Mobility EBITDA	**($3.5)**	**($28.0)**	**($46.6)**	**($63.1)**	**($69.4)**
Growth Rate		*699.1%*	*66.8%*	*35.2%*	*10.0%*
AIRO Group Parent EBITDA less synergies	$0.0	$10.2	$13.1	$11.7	$12.5
AIRO Group Total EBITDA	**($11.9)**	**($19.3)**	**$4.0**	**$98.6**	**$197.0**
EBITDA Margin		*(45.4%)*	*2.8%*	*27.5%*	*35.8%*

Offering Summary

- AIRO signed a business combination agreement with Kernel Group Holdings, Inc. (Nasdaq: KRNL) on March 3, 2023, supported by a backstop agreement for up to 7.7 million shares ($77M USD) previously signed by Kernel and Meteora.
- The parties have filed a Registration Statement on Form S-4 with the SEC and are responding to the agency's comments.
- After closing, the combined company will trade on Nasdaq as AIRO Group, Inc. under the ticker "AIRO."
- Key objectives of the Business Combination are to expand Uncrewed Air Systems products and services, invest in flight training systems and platforms, expand new avionics systems, and bring the Electric Air Mobility (Jaunt) platform to market.
- Additional Raise(s) of $25-100M USD - AIRO would use the additional capital to accelerate its training school roll up strategy, grow its training fleet to expand revenue, increase drone production and begin integration of manufacturing to fast track production synergies.

Highly Attractive Financial Profile with Significant Upside

Leverages unique position as a newly integrated mid-cap A&D group focused on new technologies to address profitable global opportunities

Well-positioned for above-market growth due to compelling dynamics of targeted market segments

Projected growth is supported by a plan to acquire and merge businesses within complimentary high-growth industries

Significant operational and financial synergies are projected to drive positive EBITDA contribution starting in 2024

Strong funding and M&A growth plans coupled with proven operations and attractive roll-up economics position it for success as a public entity



